SCHEDULE OF OPERATING AND FINANCE LEASE RIGHT-OF-USE ASSETS (Details) - USD ($)	Jun. 30, 2026	Dec. 31, 2025
Leases
Operating lease right-of-use assets, net	$ 251,079	$ 279,627
Operating lease liabilities, current	50,672	50,084
Operating lease liabilities, non-current	200,408	229,543
Total operating lease liabilities	$ 251,080	$ 279,627